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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 14 , 2002


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-19285                                       88-0228636

    (Commission File Number)                  (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                             85260
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9.       Regulation FD Disclosure

On August 14, 2002, the Chief Executive Officer, Thomas H. Van Weelden and the Chief Financial Officer, Thomas W. Ryan, of Allied Waste Industries, Inc. executed sworn statements in accordance with Securities and Exchange Commission Order No. 4-460, which have been submitted to the Securities and Exchange Commission. Copies of each sworn statement is furnished as Exhibits 99.1 and
99.2 to this report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.


                             By: /s/ THOMAS W. RYAN
             ------------------------------------------------------
                                 Thomas W. Ryan
               Executive Vice President & Chief Financial Officer






Exhibit Index

99.1   Statement Under Oath of Principal Executive Officer dated August 14, 2002
99.2   Statement Under Oath of Principal Financial Officer dated August 14, 2002




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                                                                    EXHIBIT 99.1


        Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer of Allied Waste Industries, Inc.
       Regarding Facts and Circumstances Relating to Exchange Act Filings

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I, Thomas H. Van Weelden, state and attest that:

1. To the best of my knowledge, based upon a review of the covered reports of Allied Waste Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with Allied Waste Industries, Inc.'s Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Allied Waste Industries, Inc.

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allied Waste Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o Any amendments to any of the foregoing.


Dated:  August 14, 2002

                                    ALLIED WASTE INDUSTRIES, INC.

                    By:              /s/ THOMAS H. VAN WEELDEN
                           ---------------------------------------
                                       Thomas H. Van Weelden
                                      Chief Executive Officer

Subscribed and sworn to before me
this 14th day of August, 2002

By:           /s/ JANET L. WEEMS
          ------------------------------
          Janet L. Weems, Notary Public
          My commission expires 1/14/03



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                                                                   EXHIBIT 99.2


        Statement Under Oath of Principal Executive Officer and Principal
               Financial Officer of Allied Waste Industries, Inc.
       Regarding Facts and Circumstances Relating to Exchange Act Filings

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I, Thomas W. Ryan, state and attest that:

1. To the best of my knowledge, based upon a review of the covered reports of Allied Waste Industries, Inc., and, except as corrected or supplemented in a subsequent covered report:

o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with Allied Waste Industries, Inc.'s Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement is a "covered report":

o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Allied Waste Industries, Inc.

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allied Waste Industries, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o Any amendments to any of the foregoing.

Dated:  August 14, 2002


                                          ALLIED WASTE INDUSTRIES, INC.

                    By:                         /s/ THOMAS W. RYAN
                                 -----------------------------------------------
                                                 Thomas W. Ryan
                                               Chief Financial Officer


Subscribed and sworn to before me
this 14th day of August, 2002

By:           /s/ JANET L. WEEMS
          ------------------------------
          Janet L. Weems, Notary Public
          My commission expires 1/14/03


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